Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events

32. Subsequent events

In February 2016, our Board of Directors approved a share repurchase program authorizing total repurchases of up to $400 million of AerCap ordinary shares through June 30, 2016. Repurchases under the program may be made through open market purchases or privately negotiated transactions in accordance with applicable U.S. federal securities laws. The timing of repurchases and the exact number of common shares to be purchased will be determined by the Company's management and Board of Directors, in its discretion, and will depend upon market conditions and other factors. The program will be funded using the Company's cash on hand and cash generated from operations. The program may be suspended or discontinued at any time.